AIG SERIES TRUST
                                LONG HORIZON FUND
                            SHORT HORIZON INCOME FUND
                  (each a "Fund" and collectively the "Funds")

     Supplement dated May 26, 2006 to the Prospectus dated December 27, 2005

         On May 23, 2006, the Board of Trustees of the Funds considered and approved an amendment to the Short Horizon Income Fund's dividend policy and certain other changes to the Funds' prospectus. Previously, the Short Horizon Income Fund's policy was to pay income dividends and capital gains distributions, if any, at least annually. The Fund's new dividend policy, which is scheduled to become effective on or about June 1, 2006, is described below and replaces, in its entirety, the disclosure on page 15 of the Funds' prospectus:

"DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and payable monthly by the Short Horizon Income Fund. The Long Horizon Fund pays income dividends, if any, at least annually. Capital gains distributions, if any, are paid at least annually by the Funds. The Funds reserve the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually."

         Additionally, under the section titled "Fund Highlights" on page 3 of the Funds' prospectus, the Short Horizon Income Fund's answer to the question "How does the Asset Allocation Strategy Work?" is amended and restated, in pertinent part, as follows:

"SHORT HORIZON INCOME FUND. The Asset Allocation Strategy employed by the Short Horizon Income Fund seeks to deliver high current income at a level comparable to a short or mid-maturity bond fund and maintain a partial exposure to the equity markets. The Adviser calibrates the Asset Allocation Strategy for the Short Horizon Income Fund to a much shorter targeted investment horizon, resulting in a portfolio construction that is considerably more conservative than the Long Horizon Fund. The Short Horizon Fund's equity market exposure will not exceed approximately 40% of net assets. The Short Horizon Income Fund's Fixed Income Portfolio comprises shorter maturity instruments than the Long Horizon Fund. STRIP maturities, for example will generally not exceed three years. In addition, a significant portion of the Fixed Income Portfolio will be allocated to U.S. Government Securities. The Adviser employees a covered call writing strategy that is similar to that used by the Long Horizon Fund except that the Adviser may, from time to time, pair covered calls with put options to form a collar on a portion of the equity exposure."

         Furthermore, under the section titled "More Information About the Funds" under the heading "Portfolio Construction and Rebalancing" the disclosure in regards to the "Equity Portfolio" and the "Fixed Income Portfolio" are amended and restated in their entirety as follows:

"EQUITY PORTFOLIO. The Funds use S&P 500 Index futures to generate equity market exposures. The S&P 500 Index is a stock market index comprising common stocks in the U.S. selected by Standard & Poor's Corporation ("S&P"). By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stocks comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced periodically without incurring excessive trading costs and related expenses. The Funds intend to maintain at least 100% coverage of notional equity exposures in the Form of U.S. government securities and other high-grade fixed income securities. In employing these strategies, the Funds also seek to earn higher aggregate cumulative interest income over the life of each fund than would typically be earned by a comparable portfolio of credit quality that generates its equity exposure through direct holdings of shares of stock.

The Funds intend to hold only S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange. These contracts generally provide a high degree of liquidity and low level of counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

Under normal market conditions, the Long Horizon Fund may maintain equity market notional exposures at levels of approximately 100% of net assets. The Short Horizon Income Fund's equity market notional exposures will be considerably less than the Long Horizon Fund and will not exceed approximately 40% of net assets. The Adviser reduces this equity market exposure when its quantitative methodology signals the advent of a significant down market. Because of its more conservative calibration, the Short Horizon Income Fund's Asset Allocation Strategy is more sensitive to market conditions than is the case for the Long Horizon Fund."

"FIXED INCOME PORTFOLIO. Generally, all or nearly all of the fixed income assets will be invested in U.S. government securities and high-grade money market instruments. The Funds' Fixed Income Portfolios differ considerably in the average maturities of the securities held. The Long Horizon Fund's Fixed Income Portfolio has a duration that is comparable to a long-term government bond fund, while the Short Horizon Income Fund's Fixed Income Portfolio maintains a duration that is comparable to a short-term government bond fund. As such, the Long Horizon Fund's Fixed Income Portfolio will generally provide higher returns and greater volatility of returns than that of the Short Horizon Income Fund."


RE: May 26, 2006